Exhibit 99.1

Helix Energy Solutions Company Update September 2021 EXHIBIT 99.1

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including recent regulatory initiatives by the new U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: Twitter: @Helix_ESG LinkedIn: www.linkedin.com/company/helix-energy-solutions-group Facebook: www.facebook.com/HelixEnergySolutionsGroup Instagram: www.instagram.com/helixenergysolutions FORWARD-LOOKING STATEMENTS 2

HELIX COMPANY OVERVIEW

Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations

- *Exposure to the full energy value chain: Oil & Gas to Renewables*
- *Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics*
- *Expanding Renewables services where we currently offer trenching, site clearance, and subsea support*

Three reportable business segments: Well Intervention, Robotics and Production Facilities

Liquidity[1] of $416 million as of June 30, 2021, net debt[2] of $21 million and contract backlog of $291 million

Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix[4]



Revenue
9%
15%
$325 million
76%
Gross Profit
32%
$17 million
63%
5%
Well Intervention
Robotics
Production Facilities

[1] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's credit facility less restricted cash, if any

[2] Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash

[3] As of June 30, 2021

[4] Based on the six months ended June 30, 2021; Percentages exclude eliminations and other expenses

Global Operations[3]

***1,501 employees** worldwide and primarily operates in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions*



7 — Well Intervention Vessels
Seven dedicated well intervention vessels

2 — ROV Support Vessels
Two dedicated ROV support vessels

42 — Remotely Operated Vehicles (ROV)
42 work class ROVs

10 — 10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

4 — Trenching Systems
I-Trencher cutting trencher and three jet trenching systems

4 — Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore

3

• World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry • Pioneer and established leader in rigless offshore well intervention with track record of 1,540 wells and over 30 years of global experience • Leading provider of well intervention solutions with a competitive advantage • Large and growing addressable market in both well intervention and robotics • Industry-leading, built-for-purpose fleet that can be mobilized worldwide • Experienced and highly skilled workforce • Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, and specialty services that spans over 25 years • Strong culture of innovation, with best in class operations and technology portfolio • Core Health, Safety and Environment (HSE) values with proven track record • Comprehensive array of solutions offered via strategic alliance with Schlumberger • Our core offerings represent sustainable solutions, and our ability to help our customers achieve ESG successes provides long-term value to Helix shareholders HELIX COMPANY OVERVIEW 4

Why Helix? • Market leader in Well Intervention and Robotics/Trenching • Riser-based and riserless intervention capabilities • Increasing contribution of offshore renewables market • Geographically diverse scope of operations • Blue-chip customers • Purpose-built, advanced fleet • Integrated offerings Why focus on Well Intervention and Robotics/Trenching • Low F&D cost for enhanced reserves • Extended well life via intervention defers cessation of production and P&A spend • P&A is regulatory driven; demand should increase over time • Demand for a more cost-effective, solution to rigs • Robotics is essential for credible quality performance in deep-water operations • Expanding renewables market 5 WHY CHOOSE HELIX?

Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services WELL INTERVENTION Business Mix Revenue Gross Profit Well Intervention Robotics Production Facilities Based on the six months ended June 30, 2021; Percentages exclude eliminations and other $266 million $6 million 6 32% 76%

• Fleet of seven purpose-built well intervention vessels • Both riser-based and riserless intervention systems • 1,540 well intervention operations performed worldwide • 578 well abandonment operations performed worldwide • Geographically diverse scope of operations • Blue-chip customer base WHAT SETS HELIX APART IN WELL INTERVENTION 7 7

8 HELIX WELL INTERVENTION VESSELS & ASSETS Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems (Gulf of Mexico) Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full plug and abandonment operations Subsea Intervention Lubricators (North Sea) Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth

Subsea Service Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger • Comprehensive subsea well construction, intervention and decommissioning portfolio • Helix provides marine support, operational expertise and project management capabilities • Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) • Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services • Eliminates the need for costly offshore drilling rigs for support • Ongoing development of technologies that provide efficient products and services for the offshore market • Deep- and ultra-deepwater basins • High-pressure, high-temperature environments • Novel subsea well access, remediation and intervention for subsea production and processing • Complementary project managers with extensive experience to provide operational efficiency • A single source of expertise, services and technologies provides for simpler and more cost- effective subsea well intervention services while maximizing project safety 9 INTEGRATED APPROACH TO SUBSEA WELL SERVICES

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers, and support/construction vessels Our deep-water ROV track record spans over 25 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world • Helix has a meaningful market share of the global ROV market and is rapidly expanding into the growing renewable energy industry • Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed HELIX ROBOTICS Business Mix Revenue Gross Profit Well Intervention Robotics Production Facilities $54 million $1 million Based on the six months ended June 30, 2021; Percentages exclude eliminations and other 10 15% 5%

Grand Canyon II (Asia Pacific) A versatile and technically advanced DP3 multi-role construction support vessel Under charter agreement through December 2021 Grand Canyon III (North Sea) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through May 2023 Vessels of Opportunity (Global) Ability to expand and contract based on regional requirements and market conditions HELIX ROBOTICS VESSELS & ASSETS 11 ROV Fleet (42 units) Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks Subsea Trenchers (4 units) Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters ROVDrill (1 unit) Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests

• A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications • Our subsea expertise in robotics is applicable to the renewables market, which made up over 41%1 of Robotics revenues • Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development • Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions WHAT SETS HELIX APART IN ROBOTICS Renewable Energy Specialty Services Construction Services Oil & Gas 1 Based on 12 months ended December 31, 2020 12

Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the wells and related infrastructure associated with the Droshky Prospect in the Gulf of Mexico HELIX PRODUCTION FACILITIES Business Mix Revenue Gross Profit Well Intervention Robotics Production Facilities $31 million $12 million Based on the six months ended June 30, 2021; Percentages exclude eliminations and other 13 9% 63%

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental • We help mitigate and remediate the environmental risks associated with offshore drilling and production operations in practice and in-service, including our decommissioning services, where we plug and abandon end-of-life wells in a safe and environmentally proper manner • We assist clients with the optimal utilization of wells in order to enhance production from existing wells, meaning fewer new wells need to be drilled, and we repair and maintain subsea infrastructure, with the benefit of preventing uncontrolled releases of oil and gas into the environment • We are an established service provider to the renewables market and are continuing to expand our offerings in this segment Social • Safety – Embraced as a core business value that informs all operations • Human Capital – Our employees are our greatest resource. We focus on attracting and retaining quality employees through tangible and intangible factors, including our company culture • Compliance – Anti-corruption is a cornerstone of our business approach • Community – Commitment to diversity and to hiring local talent Governance • Structures and Processes that drive decisions and actions in the best interest of Helix stakeholders • Board Oversight – Our Board’s Corporate Governance and Nominating Committee charter formally incorporates oversight of ESG matters as a stated responsibility, and that committee oversees, assesses and reviews the disclosure and reporting of any matters, including with respect to climate change, regarding the Company’s business and industry. • Risk Management – Critical risk topics form key principles of the decision making process including operational, financial, safety, market, political, compliance, cybersecurity, and reputational issues 14

Key Financial Metrics and Outlook 15

COVID-19 AND MARKET EVENTS • The COVID-19 pandemic and its impact on the global economy resulted in weaker oil prices and caused significant disruption and uncertainty in the oil and gas market • The COVID-19 pandemic has created challenges for our operations, including crew changes due to travel restrictions; to date we are addressing these challenges by establishing and maintaining safety measures and protocols onboard the vessels and during crew changes • The pandemic has negatively affected the global economy, the oil and gas market and our own results as demand and pricing for our services have decreased and are expected to remain weak in 2021 and possibly beyond • We have responded to revenue reductions by responsibly reducing our cost base, including temporarily warm stacking vessels and cutting capital expenditures and targeted SG&A spending • We are continuing to take what we believe to be appropriate steps to protect our employees, customers and balance sheet 16

17 DEBT & LIQUIDITY PROFILE ($ in millions) $496 $440 $406 $350 $394 $336 $229 $161 $143 $58 $102 $21 $348 $426 $380 $452 $452 $416 $0 $100 $200 $300 $400 $500 12/31/17 12/31/18 12/31/19 12/31/20 1/1/21 6/30/21 Long-term Debt¹ Net Debt² Liquidity³ $44 $44 Impact of the adoption of ASU 2020-061 as of 1/1/21 Liquidity3 of approximately $416 million at 6/30/21 1 Long-term debt through 12/31/20 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated, increasing the carrying value of long-term debt by $44 million; beginning Q1 2021 long-term debt is net of issuance costs only 2 Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash 3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility and excludes restricted cash; liquidity on December 31, 2019 and June 30, 2021 excluded approximately $54 million and $71 million, respectively, of restricted cash on a short-term project-related letter of credit

DEBT INSTRUMENT PROFILE Total funded debt1 of $346 million at 6/30/21 • $28 million Term Loan – LIBOR + 3.25% • Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million due at maturity in Q4 2021 • $35 million Convertible Senior Notes due 2022 – 4.25% • $30 million Convertible Senior Notes due 2023 – 4.125% • $200 million Convertible Senior Notes due 2026 – 6.75% • $53 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 $9 $215 Principal Payment Schedule at 6/30/21 ($ in millions) Term Loan CSN 2022 MARAD CSN 2023 CSN 2026 $43 $32 $9 $38 1 Excludes $10 million of remaining unamortized debt issuance costs 18

Revenue Free Cash Flow 1 1 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measure, see non-GAAP reconciliations on slide 28 $488 $581 $740 $752 $734 $(81) $30 $29 $58 $22 ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $100 $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 Revenue Net Income (loss) Net income (loss) Adjusted EBITDA 1 $90 $107 $162 $180 $155 $(135) $(170) $60 $31 $80 ($200) ($150) ($100) ($50) $0 $50 $100 $0 $25 $50 $75 $100 $125 $150 $175 $200 2016 2017 2018 2019 2020 Adjusted EBITDA Free Cash Flow 19 FIVE YEAR TREND ($ IN MILLIONS) 1 1

REVENUE DISPERSION ($ IN MILLIONS) Geography Segments 61% 49% 37% 40% 41% 1% 12% 28% 29% 28% 25% 27% 26% 28% 18% 6% 13% 12% 9% 4% 6% $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 United States Brazil United Kingdom West Africa Other 59% 69% 74% 73% 71% 27% 21% 17% 19% 21% 15% 11% 9% 8% 8% $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 Well Intervention Robotics Production Facilities 20

21 2021 OUTLOOK: FORECAST ($ in millions) 2021 2020 Outlook Actual Revenues $ 600 - 670 734 $ Adjusted EBITDA1 75 - 100 155 Free Cash Flow1 45 - 90 80 Capital Additions2 20 - 35 32 Revenue Split: Well Intervention $ 455 - 515 539 $ Robotics 120 - 130 178 Production Facilities 65 - 70 58 Eliminations3 (40) - (45) (42) Total $ 600 - 670 734 $ 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 27 2 2021 Outlook and 2020 Actual include regulatory certification costs for our vessels and systems 3 2021 Outlook includes approximately $6 million of intercompany revenue associated with the recompletion work on one Droshky well Amounts may not add due to rounding

22 The ongoing COVID pandemic and its effect on the offshore oil and gas market, combined with sector uncertainty relating to regulatory changes by the new U.S. administration, suggest a year that will be more challenging than 2020. Our customers’ spending levels currently remain low, providing even more challenges in a year in which three of our long-term Well Intervention contracts expire. Key expectations / assumptions for 2021 include the following: • Total backlog at June 30, 2021 of approximately $291 million; $153 million expected to be realized during remainder of 2021 • North Sea – prioritizing work and expecting good seasonal utilization on the Well Enhancer, balancing customer requirements and scheduling needs; targeted opportunities on the Seawell in Q3, • Gulf of Mexico – prioritizing utilization on the Q5000, balancing customer requirements and scheduling needs, with expected gaps in schedule on both vessels • Brazil – 120-day contract extension on the Siem Helix 1 with Petrobras into mid-August at reduced rates; Siem Helix 2 on contract into mid-December • Robotics – intermittent renewables work with expected fewer site clearance days compared to 2020 2021 OUTLOOK

23 2021 OUTLOOK – WELL INTERVENTION • Q4000 (Gulf of Mexico) – vessel has contracted backlog during Q3 with intermittent scheduling gaps and expected utilization into Q4; identified opportunities thereafter on various work scopes • Q5000 (Gulf of Mexico) – vessel has contracted work through mid-August with identified opportunities thereafter with expected scheduling gaps • IRS rental units (Gulf of Mexico) – 15K IRS opportunities identified in Q4; 10K IRS expected to remain idle • Well Enhancer (North Sea) – vessel has contracted backlog through mid-August with opportunities identified into Q4 • Seawell (North Sea) – vessel idle during July with scheduled backlog beginning August and into September; subsequently available in the spot market with identified opportunities into Q4 • Q7000 (West Africa) – vessel operational in Nigeria with contracted work expected into October; subsequent West Africa opportunities identified • Siem Helix 1 (Brazil) – completed contract with Petrobras mid-August; regulatory dry dock expected into October; vessel being marketed for subsequent opportunities globally • Siem Helix 2 (Brazil) – under contract for Petrobras through mid-December

24 • Grand Canyon II (Asia Pacific) – vessel expected to perform ROV support work for decommissioning project offshore Thailand through the remainder of 2021 • Grand Canyon III (North Sea) – vessel expected to continue performing trenching work in the North Sea into December with good utilization expected during the remainder of 2021 • Renewables site clearance – site clearance work (boulder removal) on North Sea wind farm utilizing one vessel of opportunity expected to continue into Q4; follow-on site clearance work expected into December • Spot vessels – cable installation project in Guyana beginning August; other spot vessel opportunities including UXO work identified during second half 2021 2021 OUTLOOK - ROBOTICS

25 2021 Capital additions are currently forecasted at $20-$35 million, consisting of the following: • Maintenance Capex – $15-30 million related to regulatory inspection costs of our systems and equipment and other maintenance capital • Recompletion Capex – $5 million of recompletion costs on one of our Droshky wells • Capital additions during remainder of 2021 expected to be $10-$25 million Balance Sheet • Our total funded debt1 level is expected to decrease by $32 million (from $346 million at June 30, 2021 to $314 million at December 31, 2021) as a result of scheduled principal payments • Credit Facility expiration and $28 million Term Loan maturity date December 31, 2021 • Tax refund related to the CARES Act of $12 million expected in the next 12 months ($7 million collected during Q1 2021) 2021 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs

1,125 2,434 2,574 1,798 1,452 2,347 0 800 1,600 2,400 3,200 2020E 2021E 2022E 2023E 2024E 2025E Oil & Gas • Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets • COVID-19 resulted in numerous projects being delayed Renewable Energy • Robotics segment continues to expand into the renewables market • Market leading position in Europe for trenching services • Expanded geographic mix into U.S. and Asia Pacific • Expanded services beyond trenching MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL Global Offshore Deepwater O&G OpEx1 ($ in billions) Global Offshore Wind Additions2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube August 2021 2 Rystad Energy | Offshore Vessel Analysis Dashboard August 2021 $52 $58 $63 $66 $69 $73 $0 $20 $40 $60 $80 $100 2020A 2021E 2022E 2023E 2024E 2025E 26

Non-GAAP Reconciliations and Supplemental Information 27 27

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Six Months Ended		Year Ended
	6/30/21	6/30/20	3/31/21	6/30/21	6/30/20	12/31/20
Adjusted EBITDA:						
Net income (loss)	$ (13,683)	$ 5,450	$ (3,050)	$ (16,733)	$ (8,478)	$ 20,084
Adjustments:						
Income tax provision (benefit)	(1,968)	(271)	116	(1,852)	(21,364)	(18,701)
Net interest expense	5,919	7,063	6,053	11,972	12,809	28,531
Gain on extinguishment of long-term debt	-	-	-	-	-	(9,239)
Other (income) expense, net	(960)	2,069	(1,617)	(2,577)	12,496	(4,724)
Depreciation and amortization	34,941	33,969	34,566	69,507	65,567	133,709
Goodwill impairment	-	-	-	-	6,689	6,689
Non-cash gain on equity investment	-	-	-	-	-	(264)
EBITDA	$ 24,249	$ 48,280	$ 36,068	$ 60,317	$ 67,719	$ 156,085
Adjustments:						
(Gain) loss on disposition of assets, net	$ 646	$ (473)	$ -	$ 646	$ (473)	$ (889)
General provision (release) for current expected credit losses	(83)	108	100	17	694	746
Realized losses from FX contracts not designated as hedging instruments	-	-	-	-	(682)	(682)
Adjusted EBITDA	$ 24,812	$ 47,915	$ 36,168	$ 60,980	$ 67,258	$ 155,260
Free cash flow:						
Cash flows from operating activities	$ 52,671	$ 23,264	$ 39,869	$ 92,540	$ 6,042	$ 98,800
Less: Capital expenditures, net of proceeds from sale of assets	(5,432)	(4,692)	(1,329)	(6,761)	(17,081)	(19,281)
Free cash flow	$ 47,239	$ 18,572	$ 38,540	$ 85,779	$ (11,039)	$ 79,519

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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